UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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SERVICENOW, INC.

(Name of Registrant as Specified In Its Charter)

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servicenow

Shareholder Engagement

June 2018

Safe Harbor and Other Information

This presentation contains "forward-looking" statements that are based on our management's beliefs and assumptions and on information currently available to management. We intend for such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning our possible or assumed strategy, future operations, competitive position, industry environment, potential growth opportunities, potential market opportunities, plans and objectives of management and the effects of competition on our business.

Forward-looking statements include all statements that are not historical facts and can be identified by terms such as "anticipates," "believes," "could," "seeks," "estimates", "targets," "guidance," "expects," "intends," "may," "plans," "potential," "predicts," "prospects," "projects," "should," "will," "would" or similar expressions and the negatives of those terms, although not all forward-looking statements contain these identifying words, as well as labels identifying expectations, projections and considerations for future periods.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. We cannot guarantee that we will achieve the plans, intentions, or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements.

Forward-looking statements represent our management's beliefs and assumptions only as of the date of this presentation. We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts' expectations, or to provide interim reports or updates on the progress of the current financial quarter.

Further information on these and other factors that could affect our financial results are included in the filings we make with the Securities and Exchange Commission (the "SEC"), including those discussed in our most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. This presentation includes certain non-GAAP financial measures as defined by SEC rules. For additional information, see the slide titled "Statement Regarding Use of Non-GAAP Financial Measures." Terms such as "Annual Contract Value" and "G2K Customer" shall have the meanings set forth in our filings with the SEC. The information in this presentation on new products, features, or functionality is intended to outline our general product direction and should not be relied upon in making a purchasing decision. The information on new products, features, and functionality is for informational purposes only and shall not be incorporated into any contract. The information on new products, features, and functionality is not a commitment, promise, or legal obligation to deliver any material, code or functionality. The development, release, and timing of any features or functionality described for our products remains at our sole discretion.

ServiceNow Strives to Make the World of Work Better

We are a leading global provider of enterprise cloud computing solutions that define, structure, manage and automate services to help workplaces improve quality and reduce costs

$31.5B[(1)]	~7,500	~12B	~18M	~18B
market cap	production instances	customer transactions per month	licensed users	cloud API calls per month

	Now Platform	Information Technology (IT)	Customer Service	Human Resources (HR) Service Delivery	Security Operations
Product Offerings	• Common platform for all products; enables delivery of specific enterprise applications and services	• Three product suites focused on meeting challenges of IT – IT Service Management – IT Operations Management – IT Business Management	• Defines, structures, consolidates, manages and automates customer service cases and requests	• Defines, structures, consolidates, manages and automates HR services related to employee requests	• Defines, structures, consolidates, manages and automates security operations management requirements

now

(1) As of close price on 6/8/2018.

Strong Platform Positions Us to Capture Expanding Market Opportunity

Strengths of Now Platform

- Cloud platform that is secure, scalable and elastic
- Automates unique and complex business processes that span different systems
- Built-in analytics and intelligence
- Comprehensive feature set to build digital experiences
- Provides visibility and health in a multi-cloud IT infrastructure

Growing Market Opportunity to Automate Enterprise Workflows

60% of work today is unstructured[(1)]



40%
60%
Structured
Unstructured

61% of work week spent on admin work[(2)] (~$575B[(3)])



28%
19%
14%
Answering Email
Gathering Info
Communicating
Other

now

(1) Based on Gartner's "Effortless Visibility Is Key to Managing Empowered Workers Without Losing Control," March 30, 2017.
(2) Based on report by International Data Corporation and McKinsey Global Institute, "The social economy: Unlocking value and productivity through social technologies," July 12.
(3) Based on ServiceNow's 2015 "Today's State of Work: The Productivity Drain" report.

Strong Financial Results Enabled by Success with Our Customers

Revenue ($M) and Non-GAAP Free Cash Flow ($M)[1]


Non-GAAP Free Cash Flow ($M)
Revenue ($M)
$425
$28
2013
$683
$87
2014
$1,005
$230
2015
$1,391
$322
2016
$1,933
$492
2017

Total Shareholder Return (TSR)[2]


(since Donahoe appointed CEO on 4/3/2017)
21%
S&P 500
21%
Russell 3000
75%
2017 Proxy Peers
107%
NOW

$1M+ Customers


>$1M
>$5M
91
89
2
2013
161
158
3
2014
233
224
9
2015
349
327
22
2016
501
454
47
2017

Contract Renewal Rate


98%
2015
98%
2016
97%
2017

now.

(1) Numbers reported under ASC 605. See tables included at the end of this presentation for a reconciliation to GAAP.
(2) As of close price on 6/8/2018.

Focused on Building an Enduring Company

In 2017 hired John Donahoe, a seasoned Silicon Valley executive, to help initiate Phase 3 of our growth

	Phase 1 & 2	Phase 3	Phase 4
Long-Term Vision	• Establish product market fit • Scale product to market • Maintain focus on core product	• Keep building great products • Execute outstanding GTM • Build customer success • Invest in talent • Establish company brand	• How will customer needs evolve? • How should we innovate and evolve our product and platform? • Should we explore new markets? • How should we leverage M&A? • How do we attract the right talent?
Phases of Product	• Build out and establish core IT products	• Explore break-out categories and emerging products	• Develop products for future growth

Total Shareholder Return



June 29, 2012
Company IPO's on NYSE
+107% TSR[1]
April 3, 2017
John Donahoe appointed CEO
2012
2013
2014
2015
2016
2017
2018
2019
2020
202X

(1) As of close price on 6/8/2018.

Committed to Investing in Sustainable Growth

2018 Strategic Priorities

1. Build great products and platform
2. Build customer success
3. Grow our talent
4. Establish company brand

2017 CEO Compensation Program Design

Our Compensation Committee prioritizes providing a competitive compensation package to our executives and ensuring pay is linked to the key drivers of shareholder value creation

Pay Element	Target ($)[1]	Design	Rationale
Base Salary	625,000	• Annual	• Conservative to market, consistent with emphasis on performance-based compensation
Performance-Based Cash Bonus (Annual Incentive)	625,000	• Annual cash bonus • Net New Annualized Contract Value (NNACV) performance metric • Pays out quarterly	• Encourages achievement of corporate performance objectives
Performance-Based Long-Term Incentive (PRSU)	9,000,000	• NNACV performance metric • 1-year performance period • 1-year performance period followed by 18-month additional time-based vesting period	• Ensures alignment with long-term shareholder value creation
One-Time Sign-On Award Opportunity	31,000,000	• New-hire RSUs • Additional investment-matching RSUs • New-hire performance-based stock options • Significant vesting periods	• Necessary to attract a CEO with Donahoe's background and talent to execute on next stage of growth

New hire equity awards will fully vest over five years aligning CEO with shareholders over long-term
(see slides 9 - 10 for breakdown)

CEO 2017 Target Compensation

(Excluding One-Time Sign-On Award)


94% Performance-Based
6%
6%
88%
Base Salary
Performance-based Cash Bonus
Long-Term Incentive

Outside of the new-hire grant, no time-based incentives were awarded in 2017

now

(1) Target amounts do not reflect the grant date fair value of awards, which are described in the definitive proxy statement as filed with the SEC on April 26, 2018.

One-Time Sign-On Award Payout Opportunity

In establishing Mr. Donahoe's compensation arrangement, the Board considered the requisite experience and skills needed to manage a growing business in a dynamic environment, balanced with the competitive market for similar positions at comparable companies

Award Type	Target ($)	Detail	Vesting Schedule
New-Hire RSU	15,000,000	• Emphasizes retention and long-term growth • Market-standard for attracting seasoned executives, however included longer than typical vesting requirements	• 5-year vesting period – Vests 20% after the first year and quarterly thereafter
Additional RSU	1,000,000	• Conditional upon the CEO buying $1M in shares within 30 days of start date • Jump starts alignment of CEO and shareholder interests by providing further equity incentive	• 2-year vesting period • Forfeits unvested RSUs if sells investment shares
New-Hire Option Performance-Based	15,000,000	• Incentivizes strong stock price appreciation and aligns CEO pay outcome with the creation of shareholder value	• 5-year vesting period; 10-year term – Vests 20% after the first year and monthly thereafter – 50% of shares eligible to vest in first 30 months contingent upon 25% share appreciation from the date of grant over a 20-day average, measured on each vesting date – Remaining 50% of shares eligible to vest in second 30 months contingent upon 50% share appreciation from the date of grant over a 20-day average, measured on each vesting date – Subject to complete forfeiture if share price hurdles not met over the term
Total	**31,000,000**		

now

CEO One-Time Sign-On Award Payout Schedule

The one-time sign-on award granted to Mr. Donahoe is designed to retain him and align his compensation with shareholder returns

	Targeted Composition			*Payout Opportunity*
	New-Hire RSU	New-Hire Option (performance-based)	Additional RSU	
2017			$0.4M	$0.4M
2018	$5.2M	$5.5M*	$0.5M	$11.3M
2019	$3.0M	$3.0M*	$0.1M	$6.1M
2020	$3.0M	$3.0M*		$6.0M
2021	$3.0M	$3.0M*		$6.0M
2022	$0.8M	$0.5M*		$1.3M
Total				**$31.0M**

■ New-Hire RSU ■ New-Hire Option (performance-based) ■ Additional RSU

* Contingent upon 25%/50% share appreciation from the date of grant over a 20-day average, measured on each vesting date.

2018 Compensation Program Changes

As a result of our annual review of the Company's executive compensation program, our Compensation Committee decided to make the following changes in order to further tie executive compensation to the key drivers of shareholder value creation:

Performance-Based Cash Bonus (Annual Incentive)	• Reduced maximum bonus payout from 200% of target to 110% of target to increase emphasis on long-term incentives • Replaced NNACV with four equally weighted metrics to further align compensation with key drivers of business and differentiate metrics in the annual and long-term plan – G2K Net Adds – Net New Customers >$1M – Net Expansion Rate – Renewal Rate
Performance-Based Long-Term Incentive	• Lengthened total performance and vesting period from ~2.5 years to 3 years • Performance remains based on NNACV attainment in the first year of the period

now

Amendment of 2012 Equity Incentive Plan (2012 Plan)

In line with our compensation philosophy, equity is a core element to our ability to attract and retain the highest caliber talent; ***the only change to the 2012 Plan is the addition of a cap on non-employee director total compensation***

Component	2012 Plan	Amendment
Cap of $750,000 for non-employee director total compensation	X	✓

Our 2012 Plan will terminate in April 2022, ten years from the date our Board approved the 2012 Plan

Board Provides Rigorous Oversight

Our Board is uniquely qualified to provide rigorous independent oversight and has the wealth of expertise necessary to guide business strategy and create shareholder value

Frederic Luddy

Chairman of the Board
Founder & Former President, CEO & Chief Product Officer – ServiceNow

Jeffrey Miller

Lead Independent Director
CEO – JAMM Ventures

John Donahoe

President & CEO
Former President & CEO – eBay

Susan Bostrom

Independent Director
Former EVP, CMO of Worldwide Government Affairs – Cisco

Jonathan Chadwick

Independent Director
Former EVP, CFO & COO – VMware

Paul Chamberlain

Independent Director
Former MD & Co-Head of Global Technology Banking – Morgan Stanley

Ronald Codd

Independent Director
Former CEO – Momentum Business Applications

Anita Sands

Independent Director
Former Group MD & Head of Change Leadership – UBS Financial Systems

Dennis Woodside
(appointed in 2018)

Independent Director
COO – Dropbox

Refreshed Perspectives


6
4-year average director tenure
2
1
0 - 4 yrs
4 - 8 yrs
8+ yrs

Highly Independent


22%
78%
Independent
78%

now.

Committed to Sound Corporate Governance and Compensation Governance Practices

- Significant portion of compensation at-risk (94% of target CEO pay)
- Equity-based compensation (88% of target CEO pay)
- Performance-based incentives tied to shareholders interests
- Multi-year vesting requirements on equity
- No pension or retirement plans
- Annual executive compensation review
- Clawback policy
- No tax gross-ups
- Stock ownership guidelines (3x CEO base salary)
- Prohibit hedging and pledging
- Strong lead independent director
- Proxy Access Bylaws (3/3/20/20)
- Majority voting standard

We Ask for Your Support at the 2018 Annual Meeting

Our Board values your support for Management's recommendations on the following ballot items:

☑	**FOR** the election of the four director nominees
☑	**FOR** the advisory vote to ratify named executive officers' compensation
☑	**FOR** the ratification of appointment of PricewaterhouseCoopers LLP as the Company's independent auditors
☑	**FOR** the approval of an amendment to the Company's 2012 Equity Incentive Plan placing a limit on non-employee director compensation

Non-GAAP Reconciliation

Non-GAAP Reconciliation

We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements and repayments of convertible senior notes attributable to debt discount, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations. Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business.

in millions (except %'s)	2013*	Margin	2014*	Margin	2015*	Margin	2016*	Margin	2017*	Margin
GAAP Net Cash Provided by Operating Activities [1]	$ 83	20%	$ 141	21%	$ 318	32%	$ 160	12%	$ 643	33%
(-) Purchases of Property and Equipment	55	13%	54	8%	88	9%	106	8%	151	8%
(+) Cash Paid for Legal Settlements	-	0%	-	0%	-	0%	268	19%	-	0%
(+) Repayments of Convertible Senior Notes attributable to Debt Discount	-	0%	-	0%	-	0%	-	0%	-	0%
Non-GAAP Free Cash Flow	$ 28	7%	$ 87	13%	$ 230	23%	$ 322	23%	$ 492	25%

*Numbers reported under ASC 605.

[1] During the year ended December 31, 2016, we early adopted Accounting Standards Update 2016-09, "Compensation-Stock Compensation (Topic 718): Improvements to Employee Share-Based Payment Accounting." This adoption resulted in an increase in net cash provided by operating activities and a corresponding decrease in net cash provided by financing activities as compared to the amounts previously reported. Net cash provided by operating activities increased $2.7M, $2.0M and $1.7M for the years ended December 31, 2015, 2014 and 2013 respectively.

Note: Numbers are rounded for presentation purpose.